Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, David Weiner, hereby certify that to the best of my knowledge, the Quarterly Report of SB Partners (the “Partnership”) on Form 10-Q for the period ended March 31, 2015 the “Report” fully complies with the requirements of either Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Dated: May 12, 2015	By:	/s/ David Weiner
David Weiner
Chief Executive Officer